UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 26, 2014
Date of Report (Date of earliest event reported)

TREX ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-152551	26-1754034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 NE 114th St. Ste 2110 Miami, Florida	33181
(Address of principal executive offices)	(Zip Code)

(305) 895-2865
Registrant’s telephone number, including area code

Sync2 Networks Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Trex Acquisition Corp., a Nevada corporation (the "Company") reports in this Current Report on Form 8-K a change in certifying accountants. Effective June 26, 2014, the Company dismissed George Stewart, CPA ("Stewart") as its's independent registered public accounting firm. The Company has engaged Terry L. Johnson, CPA ("Johnson") as its principal independent registered public accounting firm effective June 27, 2014. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The reports of Stewart on the Company's financial statements for fiscal years ended June 30, 2013 and 2012 (which included the balance sheet as of June 30, 2013 and the statement of operations, cash flows and stockholders' equity as of June 30, 2013), for the past fiscal year, did not contain an adverse opinion or a disclaimer of opinion, nor qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.  During the Company’s fiscal year ended June 30, 2013 and during the subsequent period through to the date of Stewart's resignation, there were no disagreements between the Company and Stewart, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Stewart, would have caused Stewart to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided Stewart with a copy of this Current Report on Form 8-K and has requested that Stewart furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Stewart agrees with the statements made in this Current Report on Form 8-K with respect to Stewart and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from Stewart wherein he has confirmed his agreement to the Company’s disclosures in this Current Report with respect to Stewart. A copy of Stewart's letter has been filed as an exhibit to this Current Report.

In connection with the Company’s appointment of Johnson as the Company’s principal registered accounting firm at this time, the Company has not consulted Johnson on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements during the two most recent fiscal years (June 30, 2013 and 2012) and subsequent interim period through the date of engagement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from George Stewart, CPA dated June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX ACQUISITION CORP.

Date: June 30, 2014	By:	/s/ Warren Gilbert
	Name:	Warren Gilbert President/Chief Executive Officer